2016 Q2 Earnings Call August 5, 2016, 10:00 am PT Exhibit 99.2

Forward Looking Statements Certain statements contained in the Company’s press release for the three and six months ended June 30, 2016 and the accompanying comments during our conference call that are not historical information may constitute “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995, including, but not limited to, forward-looking statements related to: anticipated new home deliveries and revenue, community count growth, gross margin performance, market and industry trends, the continued housing market recovery, operating and financial results for the third quarter of 2016 and full year 2016, average sale price of homes to be closed in various periods, SG&A percentage, future cash needs and liquidity, leverage ratios and reduction strategies, land acquisition spending and backlog conversion rates. The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. The Company makes no commitment, and disclaims any duty, to update or revise any forward-looking statements to reflect future events or changes in these expectations. Further, certain forward-looking statements are based on assumptions of future events which may not prove to be accurate. Factors that may impact such forward-looking statements include, among others: the availability of labor and homebuilding materials and increased construction cycle times; adverse weather conditions, including but not limited to the continued drought in California and the Southwest; our financial leverage and level of indebtedness and any inability to comply with financial and other covenants under our debt instruments; continued volatility and worsening in general economic conditions either internationally, nationally or in regions in which we operate; changes in governmental laws, regulations and decisions and increased costs, fees and delays associated therewith; uncertainties regarding the U.S. presidential election; worsening in markets for residential housing; the impact of construction defect, product liability and home warranty claims, including the adequacy of self-insurance accruals, and the applicability and sufficiency of our insurance coverage; decline in real estate values resulting in impairment of our real estate assets; volatility in the banking industry and credit markets; uncertainties in the capital and securities markets; terrorism or other hostilities involving the United States; building moratorium or “slow-growth” or “no-growth” initiatives that could be implemented in states in which we operate; changes in mortgage and other interest rates; conditions in the capital, credit and financial markets, including mortgage lending standards and the availability of mortgage financing; changes in generally accepted accounting principles or interpretations of those principles; changes in prices of homebuilding materials; competition for home sales from other sellers of new and resale homes; cancellations and our ability to realize our backlog; the occurrence of events such as landslides, soil subsidence and earthquakes that are uninsurable, not economically insurable or not subject to effective indemnification agreements; whether we are able to pay off or refinance the outstanding balances of our debt obligations at their maturity; limitations on our ability to utilize our tax attributes; whether an ownership change occurred that could, under certain circumstances, have resulted in the limitation of our ability to offset prior years’ taxable income with net operating losses; the timing of receipt of regulatory approvals and the opening of projects; the availability and cost of land for future development; and additional factors discussed under the sections captioned “Risk Factors” included in our annual and quarterly reports filed with the Securities and Exchange Commission. The foregoing list is not exhaustive. New risk factors may emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risk factors on our business.   A copy of the press release reporting the Company’s financial results for the three and six months ended June 30, 2016 is available on the Company's website at www.lyonhomes.com.

Management Presenters William H. Lyon Chairman of the Board and Executive Chairman Matthew Zaist President and Chief Executive Officer Colin Severn Senior Vice President and Chief Financial Officer

Year over Year Comparisons % y-o-y change: +49% +10% +17% +3% % y-o-y change: +49% +35% +28% +7% % y-o-y change: 0% (18%) (8%) (4%) Net New Orders (Units) Order Value (In Millions) Average Community Count Monthly Order Absorption Rate/Avg. Community % y-o-y change: +50% +12% +25% +13% Order ASP ($ In Thousands) $472 $475 $464 $473 $456 $486 $444 $486 2014 2015 2016

% y-o-y change: +25% +13% +38% +31% Year over Year Comparisons (continued) % y-o-y change: +33% +13% +40% +20% Homes Closed Homebuilding Revenue ($ Million) Bps y-o-y change: +10bps +70bps +10bps (200bps) Bps y-o-y change: (160bps) (70bps) (110bps) (180bps) Adjusted Gross Margin Gross Margin (GAAP) 2014 2015 2016

5 Backlog Conversion Rate Backlog Conversion Rate - Quarterly

Summary of Q2 and YTD 2016 Results 6 William Lyon Homes’ business has continued to improve across a number of financial and operating metrics Net new home orders are up 3% and 9% y-o-y Q2 and YTD, respectively, and dollar value of orders up 13% and 18%. New home deliveries are up 20% and 28% y-o-y Q2 and YTD, respectively, and home sales revenues up 31% and 34%. Operating income up 10% and 17% y-o-y Q2 and YTD, respectively, and net income up 19% and 24%. SG&A margin Q2 of 10.7%, reduction of 70bps y-o-y and SG&A margin YTD of 11.5%, reduction of 100bps y-o-y.

7 2016 Sales Volume – Actual vs. Prior Year Total Net Orders by Month (Units) % y-o-y change: +21% +22% +11% +3% (7%) +13% +4% 2015 2016 Avg. Sales Locations: 55 72 52 67 54 67 63 68 69 72 71 77 71 79 73 76 75 74 72 Monthly Absorption Rate: 3.0 2.8 3.6 3.4 4.3 3.8 4.5 4.3 4.0 3.5 4.0 4.2 3.1 2.8 3.1 2.4 2.3 2.6 2.1

8 Backlog Growth – Year over Year Value $471.5M Homes 968 ASP $487k Q2 2015 Q2 2016 Value $575.5M Homes 1,093 ASP $527k Units 13%ASP 8%$ Value 22%

Strong New Order Growth – Dollars Trailing Twelve Months Dollar value of new home orders of $1.3 billion on a TTM basis, an increase of 23% over the TTM period in the prior year and up 84% over a two year period. Q2’16 dollar value of new orders was $424 million, up 13% over the prior year. TTM Dollar Value of Orders ($ Millions) TTM Ending: Up 23% Y-o-Y

Strong New Order Growth – Units Trailing Twelve Months New net orders of 2,704 units for TTM Q2 2016. Increase of 17% over prior year and 94% over two year period. TTM Orders (Units) TTM Ending: Up 17% Y-o-Y

We employ a diversified product strategy, even within the same project footprint, allowing us to serve a wide range of buyers and to adapt quickly to strengthening or weakening market conditions Breadth of product and price point allows flexibility to pursue a broader array of land acquisition opportunities Entry Level product represents 39% of units in backlog as of 6/30/16, up from 32% in the prior year, demonstrating our continued focus on that buyer segment ASP by Buyer Type ($ in ‘000s) Units by Buyer Type High Quality, Diverse Product Offerings Buyer Type – Q2 2016 Homes Closed Price Range – Q2 2016 Home Closings and Backlog Home Closings Backlog ASP: $490,300 ASP: $526,500 Buyer Type – Q2 2016 Ending Backlog ASP by Buyer Type ($ in ‘000s) Units by Buyer Type 2nd time move-up 16% Luxury 5% Entry 42% 1st time move-up 38% 2nd time move-up 21% Luxury 5% Entry 39% 1st time move-up 35% > $600k 21% < $300k 20% $451k - 19% $600k $301k - 39% $450k > $600k 29% < $300k 24% $451k - 22% $600k $301k - 25% $450k

Continued Growth and Diversification Through Monetization of High Quality Land Positions Total lots owned and controlled vs. years of land supply YTD Q2’16 deliveries (units) Continued diversification across markets Lots Inventory Summary as of 6/30/16 We own 13,168 lots and control 5,667 lots as of June 30, 2016 in some of the most dynamic and land constrained markets in the Western U.S. YTD Q2’16 deliveries ($ revenue)

Consistent Growth and Operating Leverage Over the last years, the Company has generated strong annual revenue growth and consistently lower SG&A as a percentage of homebuilding revenue. Q2’16 SG&A represents 10.7% of the quarterly homebuilding revenue, down from 11.4% in Q2’15. TTM Total Revenue ($ Millions) TTM Ending: TTM SG&A as a % of Homebuilding Revenue Notes: 2014 SG&A excludes Polygon transaction fees of $5.9 million. TTM Total Revenue includes land sales and construction services revenue. SG&A G&A

Key Investment Highlights Strong market share in high quality markets Attractive land portfolio High quality, diverse product offerings Balanced capital structure Expertise in land acquisition, entitlement, and development Disciplined operating strategy Strong customer satisfaction and significant brand loyalty Experienced management team

Appendix

Adjusted EBITDA

Adjusted Homebuilding Gross Margin (1) Cost of sales excluding interest and purchase accounting adjustments